UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 4, 2013 (January 31, 2013)

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On January 31, 2013, Bonanza Creek Energy, Inc. (the “Company”) and Project Black Bear LP (the “Selling Stockholder”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Raymond James & Associates, Inc., as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Selling Stockholder agreed to sell to the Underwriters 11,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in a registered public offering pursuant to the Company’s registration statement on Form S-3, as amended, filed on January 28, 2013 (File No. 333-186019) with Securities and Exchange Commission (the “Commission”). In addition, a prospectus supplement, dated January 31, 2013, relating to the offering has been filed with the Commission.  Pursuant to the Underwriting Agreement, the Selling Stockholder granted a 30-day option to the Underwriters to purchase up to 1,500,000 additional shares of Common Stock to cover over-allotments.  This option has been exercised.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Common Stock by the Selling Stockholder to the Underwriter, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The foregoing description of the Underwriting Agreement is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The closing of the transaction is expected to occur on or about February 6, 2013, subject to the satisfaction of customary closing conditions, at which the Selling Stockholder will sell to the Underwriters 13,000,000 outstanding shares of Common Stock. The Company will not receive any proceeds from the sale of shares by the Selling Stockholder.

The legal opinion and consent of Mayer Brown LLP relating to the Common Stock is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 31, 2013
5.1	Opinion of Mayer Brown LLP
23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 hereto)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: February 4, 2013	By:	/s/ Christopher I. Humber
Name: Christopher I. Humber
Title: Senior Vice President, General Counsel and Secretary

3